UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007 (March 8, 2007)

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 8, 2007, Plains Exploration & Production Company (“PXP”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Lehman Brothers Inc., and the other underwriters listed therein relating to the public offering of $500,000,000 in aggregate principal amount of its 7% Senior Notes due 2017 (the “Notes”). The offering was made pursuant to PXP’s shelf registration statement on Form S-3 (File No. 333-141110) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on March 7, 2007.

The Underwriting Agreement contains customary representations, warranties and agreements by PXP, and customary conditions to closing, indemnification obligations of PXP and the underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Notes

On March 13, 2007, PXP completed the public offering of the Notes. PXP intends to use the net proceeds from the offering of approximately $492 million, after deducting underwriting discounts and estimated offering expenses, for general corporate purposes and to repay borrowings under PXP’s revolving credit facility. These borrowings were incurred for general corporate purposes, including PXP’s stock repurchase program.

The terms of the Notes are governed by an Indenture (the “Indenture”), dated as of March 13, 2007, between PXP and Wells Fargo Bank, N.A, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated March 13, 2007 (the “Supplemental Indenture”), by and among PXP, the guarantors listed therein and the Trustee.

The Indenture and the Supplemental Indenture, including the form of Note, are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein.

Relationships

The underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to us and our affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 8.01 Other Events

PXP’s press release relating to the Notes is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with the offering of the Notes described in Item 1.01 above, PXP is filing herewith certain exhibits as part of this report that are incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibit 1.1 – Underwriting Agreement, dated March 8, 2007, by and among Plains Exploration & Production Company, the guarantors parties thereto, J.P. Morgan Securities Inc., Lehman Brothers Inc. and the underwriters parties thereto.

Exhibit 4.1 – Indenture, dated as of March 13, 2007, between Plains Exploration & Production Company and Wells Fargo Bank, N.A., as trustee.

Exhibit 4.2 – First Supplemental Indenture, dated March 13, 2007, to Indenture, dated as of March 13, 2007, among PXP, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of 7% Senior Notes due 2017).

Exhibit 5.1 – Opinion of Akin Gump Strauss Hauer & Feld LLP

Exhibit 23.1 – Consent of Akin Gump Strauss Hauer & Feld LLP (included as part of Exhibit 5.1).

Exhibit 99.1 – Press release of Plains Exploration & Production Company dated March 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: Mach 13, 2007	/s/ Cynthia A. Feeback
Cynthia A. Feeback Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 1.1 – Underwriting Agreement, dated March 8, 2007, by and among Plains Exploration & Production Company, the guarantors parties thereto, J.P. Morgan Securities Inc., Lehman Brothers Inc. and the underwriters parties thereto.

Exhibit 4.1 – Indenture, dated as of March 13, 2007, between Plains Exploration & Production Company and Wells Fargo Bank, N.A., as trustee.

Exhibit 4.2 – First Supplemental Indenture, dated March 13, 2007, to Indenture, dated as of March 13, 2007, among PXP, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of 7% Senior Notes due 2017).

Exhibit 5.1 – Opinion of Akin Gump Strauss Hauer & Feld LLP

Exhibit 23.1 – Consent of Akin Gump Strauss Hauer & Feld LLP (included as part of Exhibit 5.1).

Exhibit 99.1 – Press release of Plains Exploration & Production Company dated March 8, 2007.

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